Filed by Cartica Acquisition Corp

Pursuant to Rule 425 under the Securities Act of 1933,

as amended, and deemed filed pursuant to Rule 14a-6

under the Securities Exchange Act of 1934, as amended

Subject Company: Cartica Acquisition Corp

Commission File No.: 000-41198

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2025

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 11th Floor New York, NY (Address of principal executive offices)	10105 (Zip Code)

+1 (202) 741-3677

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on June 24, 2024, Cartica Acquisition Corp, a Cayman Islands exempted company (“Cartica”), entered into an Agreement and Plan of Merger (as it amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Cartica, Nidar Infrastructure Limited, a Cayman Islands exempted company (“Nidar”), and Yotta Data and Cloud Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Nidar (“Merger Sub”). Pursuant to the Business Combination Agreement, Merger Sub will merge with and into Cartica (such merger, the “First Merger”), with Cartica surviving the First Merger as a wholly owned subsidiary of Nidar (Cartica, as the surviving entity of the First Merger, the “Surviving Entity”). Immediately following the consummation of the First Merger, the Surviving Entity will merge with and into Nidar (such merger, the “Second Merger”), with Nidar surviving the Second Merger (such company, as the surviving entity of the Second Merger, the “Surviving Company” and, such transactions, collectively, the “Business Combination”).

On November 6, 2025, Cartica and Nidar issued a joint press release announcing the effectiveness of the registration statement on Form F-4 (File No. 333-283189) (the “Registration Statement”), filed by Nidar in connection with the Business Combination, which became effective on November 5, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing made by Cartica or Nidar under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Business Combination and certain agreements entered into in connection therewith. The forward-looking statements contained in this Current Report on Form 8-K reflect Cartica’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Cartica does not guarantee that the transactions and events described will happen as described (or that they will happen at all). In particular, there can be no assurance that the Business Combination will close in a timely manner or at all. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; the outcome of any legal proceedings that may be instituted against Cartica, Nidar, the Surviving Company or others following the announcement of the Business Combination; the inability of Nidar to obtain commitments from third parties to make private investments in public equity in the form of Nidar’s ordinary shares in the amount contemplated by the Business Combination Agreement; the amount of redemptions by Cartica’s public shareholders in connection with the Business Combination; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Cartica or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Nidar as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Surviving Company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; Nidar’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; any downturn or volatility in economic conditions; changes in the competitive environment affecting Nidar or its customers, including Nidar’s inability to introduce new services or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to Nidar’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Nidar; the possibility that Cartica or Nidar may be adversely affected by other economic, business and/or competitive factors; Nidar’s estimates of its financial performance; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Forward Looking Statements” in the Registration Statement and in reports Cartica files with the SEC. If any of these risks materialize or Cartica’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect Cartica’s good faith beliefs, they are not guarantees of future performance. Cartica disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Current Report on Form 8-K, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Cartica.

Additional Information and Where to Find It

In connection with the Business Combination, Cartica and Nidar prepared, and Nidar filed, the Registration Statement containing a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to Cartica’s shareholders in connection with Cartica’s solicitation of proxies for the vote by Cartica’s shareholders with respect to the Business Combination and other matters described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with the Business Combination. Cartica will mail the definitive proxy statement/prospectus and other relevant documents to its shareholders as of a record date to be established for voting on the Business Combination. This Current Report on Form 8-K is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Cartica will send to its shareholders in connection with the Business Combination. Investors and security holders are urged to read the preliminary proxy statement/prospectus in connection with Cartica’s solicitation of proxies for its Extraordinary General Meeting to be held to approve the Business Combination (and related matters) and, when available, general amendments thereto and the definitive proxy statement/prospectus because the proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination.

Copies of the preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus and other documents filed by Cartica or Nidar with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Cartica or Nidar through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Cartica and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cartica’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Cartica’s shareholders in connection with the Business Combination is in the Registration Statement, including the preliminary proxy statement/prospectus. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Cartica’s directors and officers in Cartica’s filings with the SEC and such information is also in the Registration Statement, which includes the preliminary proxy statement/prospectus of Cartica for the Business Combination. These documents can be obtained free of charge at the SEC’s website at www.sec.gov.

Nidar and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Cartica in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the Registration Statement, which includes the preliminary proxy statement/prospectus for the Business Combination.

No Offer or Solicitation

This Current Report on Form 8-K relates to the Business Combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated November 6, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTICA ACQUISITION CORP

Date: November 6, 2025	By:	/s/ Suresh Guduru
	Name:	Suresh Guduru
	Title:	Chairman and Chief Executive Officer

Exhibit 99.1

Nidar Infrastructure Limited, Yotta Data Services and Cartica Acquisition Corp Announce Effectiveness of F-4 and November 28, 2025 Extraordinary General Meeting to Approve Business Combination

NEW YORK, NY, USA – Nov. 6, 2025 - (GLOBE NEWSWIRE) - Cartica Acquisition Corp (OTCQB: “CRTAF”, “CRTUF”, “CRTWF”) (“Cartica”), a publicly-traded special purpose acquisition company, and Nidar Infrastructure Limited (“Nidar” or the “Company”), parent of Yotta Data Services (“Yotta”), announced today that, the registration statement on Form F-4, as amended (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) in connection with the previously announced proposed business combination (the “Business Combination”) between Cartica and Nidar, has become effective.

The proposed Business Combination is expected to close shortly after approval by Cartica’s shareholders and the satisfaction of other customary closing conditions as described in the proxy statement/prospectus contained in the Registration Statement. A copy of the Registration Statement can be accessed via the SEC website at www.sec.gov. Upon completion of the proposed Business Combination, the combined company is expected to list its ordinary shares and warrants on The Nasdaq Global Market under the ticker symbols “YTTA” and “YTTAW,” respectively.

“The effectiveness of our Registration Statement marks an important milestone in our journey to becoming a publicly-listed company,” said Sunil Gupta, co-founder and CEO of Nidar and Yotta. “It positions us to execute on Yotta’s vision to build India’s most trusted and globally competitive AI and cloud infrastructure platform. Through our fully integrated ‘concrete-to-cloud’ capabilities, spanning hyperscale data centers, sovereign cloud platforms, and AI compute services, we believe we have created a foundation capable of meeting the world’s most demanding digital workloads.”

Darshan Hiranandani, co-founder of Nidar and Director of Nidar's largest shareholder, added: “Over the past year, Yotta has expanded partnerships with NVIDIA, Microsoft, leading central government institutions, large banks, enterprises and research institutes, delivered more than half of the GPU capacity to the IndiaAI Mission, and continued to pioneer sovereign cloud innovation through platforms like Shakti Cloud and Yntraa Cloud. As we move toward closing, we anticipate continuing to accelerate India’s role as a global hub for AI and high-performance computing.”

Suresh Guduru, CEO of Cartica, stated: “Our partnership with Nidar reflects our belief in the immense potential of India’s technology infrastructure and AI ecosystem. We believe this Business Combination will position Yotta to accelerate its growth, expand access to global capital markets, and capture a leading role in powering the next wave of digital transformation in India and beyond.”

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Extraordinary General Meeting of Shareholders

Cartica has scheduled its extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) to approve the proposed Business Combination and related matters via live audio webcast at https://www.cstproxy.com/carticaspac/egm2025 on November 28, 2025 at 10:00am Eastern Time.

Cartica shareholders will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if they owned Cartica Class A and Class B shares at the close of business on November 3, 2025, which is the record date for the Extraordinary General Meeting. Cartica shareholders will have one vote for each Cartica share owned at the close of business on the record date and will receive by mail the definitive proxy statement/prospectus with instructions on how to vote their shares.

The Cartica Board of Directors unanimously recommends that shareholders vote “FOR” the proposed Business Combination as well as for the other proposals that are set forth in the proxy statement/prospectus.

About Nidar and Yotta

Nidar, through its operating subsidiary Yotta Data Services, is a data center solutions and services provider headquartered in Mumbai, India. Nidar designs, builds and operates Tier III and IV data centers primarily in India, offering both hyperscale colocation and enterprise colocation, cloud and managed services. Through its existing facilities, Nidar is currently India’s leading data center provider for artificial intelligence high performance computing (“AI HPC”). Nidar provides purpose-built data centers for the cloud revolution in India and AI services. Nidar has developed India’s first indigenous AI HPC cloud, delivering cutting-edge GPU computing infrastructure, platforms, and services. Nidar provides services through three product lines generally categorized as (i) colocation, (ii) cloud and managed services and (iii) AI services.

About Cartica

Cartica Acquisition Corp. is a blank check company incorporated on February 3, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Advisors

GLC Securities LLC serves as financial advisor to Nidar. Allen Overy Shearman Sterling US LLP, SNG & Partners, and Harney Westwood & Riegels (Cayman) LLP are acting as legal counsel to Nidar. Morrison & Foerster LLP, Khaitan & Co, Appleby (Cayman) Ltd. and Appleby (Mauritius) are acting as legal counsel to Cartica. Oppenheimer & Co. Inc. serves as lead capital markets advisor for Cartica and Nidar, with Imperial Capital LLC and Roth Capital Partners, LLC acting as capital markets advisors and financial advisors. Lowenstein Sandler LLP is acting as legal counsel to Oppenheimer & Co. Alliance Advisors Investor Relations serves as investor relations and public relations advisor for the transaction.

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ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Business Combination, Nidar and Cartica have prepared, and Nidar has filed, a registration statement (Registration No. 333-283189) (the “Registration Statement”) containing a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to Cartica’s shareholders in connection with Cartica’s solicitation of proxies for the vote by Cartica’s shareholders with respect to the Business Combination and other matters described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with the Business Combination. Cartica will mail the definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. This Press Release is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Cartica will send to its shareholders in connection with the Business Combination.

SHAREHOLDERS OF CARTICA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT NIDAR AND CARTICA WILL FILE OR HAVE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Nidar or Cartica through the website maintained by the SEC at www.sec.gov.

PARTICIPANTS IN SOLICITATION

Each of Cartica, Nidar and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cartica’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Cartica’s shareholders in connection with the Business Combination is contained in the Registration Statement and other relevant materials filed with the SEC. These documents can be obtained free of charge at the SEC’s website at www.sec.gov.

NO OFFER OR SOLICITATION

This Press Release relates to the Business Combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

FORWARD-LOOKING STATEMENTS

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Business Combination, the Business Combination Agreement and certain agreements in connection therewith. The forward-looking statements contained in this Press Release reflect Nidar’s and Cartica’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause their actual results to differ significantly from those expressed in any forward-looking statement. Nidar and Cartica do not guarantee that the transactions and events described will happen as described (or that they will happen at all). In particular, there can be no assurance that the Business Combination will close in a timely manner or at all.

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These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; the outcome of any legal proceedings that may be instituted against Nidar, Cartica or others following the announcement of the Business Combination; the inability of Nidar to obtain commitments to purchase securities in the amount contemplated by the Business Combination Agreement; the amount of redemptions by Cartica’s public shareholders in connection with the Business Combination; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Cartica or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Nidar as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Nidar to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; Nidar’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; any downturn or volatility in economic conditions; changes in the competitive environment affecting Nidar or its customers, including Nidar’s inability to introduce new services or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to Nidar’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Nidar; the possibility that Nidar or Cartica may be adversely affected by other economic, business and/or competitive factors; Nidar’s estimates of its financial performance; and other risks and uncertainties set forth in the section entitled “Risk Factors” in Cartica’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 31, 2025 and in other reports Cartica files with the SEC.

If any of these risks materialize or Nidar’s and Cartica’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect Nidar’s and Cartica’s good faith beliefs, they are not guarantees of future performance. Nidar and Cartica disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Press Release, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Nidar and Cartica.

Investor and Media Relations Contacts

Nidar Infrastructure Limited Ravi Hirisave Email: rhirisave@nidar.group	Cartica Acquisition Corp Brian Coad Email: bcoad@carticaspac.com	Yotta Data Services Nikhil Pradhan Email: ir@yotta.com	Investor & Media Relations Simon Willcocks, Alliance Advisors IR E: NidarIR@allianceadvisors.com

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